Supplement dated June 25, 2018 to the following:

Spinnaker® Variable Annuity Prospectus dated May 1, 2018 as supplemented
Spinnaker® Advisor Variable Annuity Prospectus dated May 1, 2011 as supplemented

Effective July 2, 2018, Deutsche Investment Management Americas Inc., the investment advisor to the below referenced funds, will be renamed DWS Investment Management Americas, Inc.

In addition, the following Deutsche funds will be renamed. Accordingly, any reference to the following Old Fund Name in the prospectus should be replaced with the corresponding New Fund Name as described below.

Old Fund Name	New Fund Name
Deutsche Capital Growth VIP	DWS Capital Growth VIP
Deutsche CROCI® International VIP	DWS CROCI® International VIP
Deutsche Global Income Builder VIP	DWS Global Income Builder VIP
Deutsche Global Small Cap VIP	DWS Global Small Cap VIP
Deutsche International Growth VIP	DWS International Growth VIP